UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 21, 2002

                           APPLIED DNA SCIENCES , INC.
                      ------------------------------------

             (Exact name of registrant as specified in its charter)


                  Nevada                 2 90519                  59-2262718
----------------------------           -----------           -------------------
(State or other jurisdiction            Commission            (IRS Employer
  of Incorporation)                    File Number           Identification No.)


                   9225 Sunset Boulevard Los Angeles, CA 90069
               ---------------------------------------- ----------
               (Address of principal executive offices) (Zip Code)


       Registrant's Telephone Number, including area code: (310) 246-1720

                      PROHEALTH MEDICAL TECHNOLOGIES, INC.

                 211 West Wall Street, Midland, Texas 70701-4556

         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Business Acquired.



                           APPLIED DNA SCIENCES, INC.
                          (A development Stage Company)
                               SEPTEMBER 30, 2002
                            FINANCIAL STATEMENTS WITH
                                 AUDIT REPORT OF
                          CERTIFIED PUBLIC ACCOUNTANTS

                           APPLIED DNA SCIENCES , INC.

                          Index to Financial Statements


--------------------------------------------------------------------------------












                                                                         Page
                                                                         ----
Report of Independent Certified Public Accountants                        F-3
Balance Sheet as of September 30, 2002                                    F-4
Statement of Losses for the period September 16, 2002
(date of inception) to September 30, 2002                                 F-5
Statement  of  Deficiency in Stockholders' Equity for the period
September  16,  2002 (date of inception) to September 30, 2002            F-6
Statements of Cash Flows for the period September 16, 2002
(date of inception) to September 30, 2002                                 F-7
Notes to Financial Statements                                        F-8 to F-13

                    RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
                          CERTIFIED PUBLIC ACCOUNTANTS
                                    Suite 305
                              McLean, VA 22101-3621
                                 (703) 448-9200
                              (703) 448-3515 (fax)
New York, NY                                                   Philadelphia, PA
--------------------------------------------------------------------------------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors
Applied DNA Sciences, Inc.
Los Angeles, California

         We have audited the accompanying balance sheet of Applied DNA Sciences, Inc. (a development stage company) as of September 30, 2002 and the related statements of losses, deficiency in stockholders' equity, and cash flows for the period September 16, 2002 (date of inception) through September 30, 2002. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on the financial statements based upon our audit.

         We have conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Applied DNA Sciences , Inc. (a development stage company) at September 30, 2002 and the results of its operations and its cash flows for the period September 16, 2002 (date of inception) to September 30, 2002, in conformity with accounting principles generally accepted in the United States of America.

         The accompanying financial statements have been prepared assuming the company will continue as a going concern. As discussed in the Note F to the accompanying financial statements, the company is in the development stage and has not established a source of revenues. This raises substantial doubt about the company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                         /s/ RUSSELL BEDFORD Stefanou
                                         ----------------------------
                                                 MIRCHANDANI LLP
                                                 ---------------
                                        Russell Bedford Stefanou Mirchandani LLP
                                        Certified Public Accountants
McLean, Virginia
December 14, 2002

                           APPLIED DNA SCIENCES , INC
                          (A development stage company)
                                  BALANCE SHEET
                               SEPTEMBER 30, 2002





                                     ASSETS

Current Assets:


       Total current assets                                                --


                                                                       $   --
                                                                       --------

      LIABILITIES AND DEFICIENCY IN STOCKHOLDER'S EQUITY

Current Liabilities:
Advance from shareholders (Note B)                                     $ 10,612
                                                                       --------
     Total current liabilities                                           10,612
Commitments & contingencies (Note G)

DEFICIENCY IN STOCKHOLDER'S EQUITY
(Note C):
Common Stock, no par value; authorized 100,000 shares; 100,000
shares issued and outstanding                                             1,000
Deficit accumulated during the development stage                        (11,612)
                                                                       --------
Deficiency in stockholder's equity                                      (10,612)
                                                                       --------
                                                                       $   --
                                                                       ========



                 See accompanying notes to financial statements

                           APPLIED DNA SCIENCES , INC.
                          (A development stage company)
                               STATEMENT OF LOSSES
    FOR THE SEPTEMBER 16, 2002 (Date of Inception) THROUGH SEPTEMBER 30, 2002









Costs and expenses:
General and administrative                                            $  11,612
                                                                      ---------
   Total costs and expenses                                              11,612
Loss before income taxes                                                (11,612)
                                                                      ---------
Income (taxes) benefit                                                     --
                                                                      ---------
Net loss                                                              $ (11,612)
                                                                      =========

Basic and diluted loss per
common share (Note E)                                                 $    (.12)
                                                                      =========

Weighted average common shares
outstanding                                                             100,000







                 See accompanying notes to financial statements

                           APPLIED DNA SCIENCES, INC.
                          (A development stage company)
                             STATEMENT OF CASH FLOWS
          FOR THE PERIOD SEPTEMBER 16, 2002 (Date of Inception) THROUGH
                               SEPTEMBER 30, 2002





Cash flows from operating activities:
 Net losses                                                            $(11,612)
Common stock issued in exchange for services                              1,000
                                                                       --------
Net cash used in operating activities                                   (10,612)
Cash flows from financing activities:
Advances from shareholders                                               10,612
                                                                       --------
Net cash provided by financing activities                                10,612
Net increase (decrease) in cash and equivalents                            --
Cash and equivalents at beginning of period                                --
                                                                       --------
Cash and equivalents at end of period                                  $   --
                                                                       ========

Supplemental disclosures of cash flow information:
Cash paid during the period for interest                               $   --
Cash paid during the period for taxes                                      --
Common stock issued in exchange for services                              1,000




                 See accompanying notes to financial statements


                            APPLIED DNA SCIENCES, INC
                          (A development stage company)
                 STATEMENT OF DEFICIENCY IN STOCKHOLDER'S EQUITY
          FOR THE PERIOD SEPTEMBER 16, 2002 (Date of Inception) THROUGH
                               SEPTEMBER 30, 2002





                                            Common     Common Stock     Deficit
                                            Shares        Amount      Accumulated       Total
                                                                        During
                                                                      Development
                                                                         Stage
                                          -----------   -----------   -----------    -----------
Issuance of common stock
to Founders in exchange for services on
September 16, 2002 at $ .01 per share         100,000   $     1,000   $      --      $     1,000
Net Loss                                         --            --         (11,612)       (11,612)
                                          -----------   -----------   -----------    -----------
Balance at September 30, 2002                 100,000   $     1,000   $   (11,612)   $   (10,612)
                                          ===========   ===========   ===========    ===========




















                 See accompanying notes to financial statements

                           APPLIED DNA SCIENCES , Inc.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002




NOTE A - SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

Business and Basis of Presentation
----------------------------------

On September 16, 2002, Applied DNA Sciences, Inc. (the "Company") was incorporated under the laws of the State of Nevada. The Company is in the development stage , as defined by Statement of Financial Accounting Standards No. 7 ("SFAS No. 7") and its efforts have been principally devoted to developing DNA embedded biotechnology security solutions in the United States. To date, the Company has generated no sales revenues, has incurred expenses and has sustained losses. Consequently, its operations are subject to all the risks inherent in the establishment of a new business enterprise. For the period from inception through September 30, 2002, the Company has accumulated losses of $11,612.

Estimates
---------

The preparation of the financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Revenue Recognition
-------------------

The Company will follow a policy of recognizing income as revenue in the period the services are provided and the products shipped.

Cash Equivalents
----------------

For the purpose of the accompanying financial statements, all highly liquid investments with a maturity of three months or less are considered to be cash equivalents.

Income Taxes
------------

The Company has adopted Financial Accounting Standard No. 109 (SFAS 109) which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes are insignificant.

                           APPLIED DNA SCIENCES , Inc.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

Impairment of Long-Lived Assets
-------------------------------

The Company has adopted Statement of Financial Accounting Standards No. 121 (SFAS 121). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. SFAS No. 121 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

Intangible Assets
-----------------

Organization costs incurred after December 31, 1999 have been expensed as incurred in accordance with AICPA Statement of Position 98-5.

Comprehensive Income
--------------------

The Company does not have any items of comprehensive income in any of the periods presented.

Segment Information
-------------------

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information ("SFAS 131"). SFAS establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decisions how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company's principal operating segment.

Net Loss Per Share
------------------

The Company has adopted Statement of Financial Accounting Standard No. 128, "Earnings Per Share," specifying the computation, presentation and disclosure requirements of earnings per share information. Basic earnings per share has been calculated based upon the weighted average number of common shares outstanding. Stock options and warrants have been excluded as common stock equivalents in the diluted earnings per share because they are either antidilutive, or their effect is not material.

                           APPLIED DNA SCIENCES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

Stock Based Compensation
------------------------

The Company accounts for stock transactions in accordance with APB Opinion 25, "Accounting for Stock Issued to Employees." In accordance with statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation," the Company has adopted the proforma disclosure requirements.

Liquidity
---------

As shown in the accompanying financial statements, the Company incurred a net loss of $ 11,612 during the period September 16, 2002 (date of inception) through September 30, 2002 . The Company's current liabilities exceeded its current assets by $ 10,612 as of September 30, 2002.

Concentrations of Credit Risk
-----------------------------

Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and trade receivables. The Company places its cash and temporary cash investments with high credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit.

Research and Development
------------------------

Company-sponsored research and development costs related to both present and future products will be expended in the period incurred.

Advertising
-----------

The Company will follow a policy of charging the costs of advertising to expenses incurred. The Company did not occur any advertising costs during the period September 16, 2002 (date if inception) through September 30, 2002.

                           APPLIED DNA SCIENCES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

New Accounting Pronouncements
-----------------------------

In July 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 141, "Business Combinations" (SFAS No.
141), and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS No. 142). The FASB also issued Statement of Financial Accounting Standards No. 143, "Accounting for Obligations Associated with the Retirement of Long-Lived Assets" (SFAS No. 143), and Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS No. 144), in August and October 2001, respectively.

SFAS  No.  141  requires  the  purchase   method  of  accounting   for  business
combinations initiated after June 30, 2001 and eliminates the pooling-of-interest method. The adoption of SFAS No. 141 had no material impact on the Company's financial statements.

Effective January 1, 2002, the Company adopted SFAS No. 142. Under the new rules, the Company will no longer amortize goodwill and other intangible assets with indefinite lives, but such assets will be subject to periodic testing for impairment. On an annual basis, and when there is reason to suspect that their values have been diminished or impaired, these assets must be tested for impairment, and write-downs to be included in results from operations may be necessary. SFAS No. 142 also requires the Company to complete a transitional goodwill impairment test six months from the date of adoption.

Any goodwill impairment loss recognized as a result of the transitional goodwill impairment test will be recorded as a cumulative effect of a change in accounting principle no later than the end of fiscal year 2002. The adoption of SFAS No. 142 had no material impact on the Company's financial statements

SFAS No. 143 establishes accounting standards for the recognition and measurement of an asset retirement obligation and its associated asset retirement cost. It also provides accounting guidance for legal obligations associated with the retirement of tangible long-lived assets. SFAS No. 143 is effective in fiscal years beginning after June 15, 2002, with early adoption permitted. The Company expects that the provisions of SFAS No. 143 will not have a material impact on its consolidated results of operations and financial position upon adoption. The Company plans to adopt SFAS No. 143 effective January 1, 2003.

SFAS No. 144 establishes a single accounting model for the impairment or disposal of long-lived assets, including discontinued operations. SFAS No. 144 superseded Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" (SFAS No. 121), and APB Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions". The Company adopted SFAS No. 144 effective January 1, 2002. The adoption of SFAS No. 144 had no material impact on Company's financial statements.

NOTE B - RELATED PARTY TRANSACTIONS

Included in current liabilities is $ 10,612 at September 30, 2002 which represents advances from the stockholders of the Company. No formal agreements or repayment terms exist.

                           APPLIED DNA SCIENCES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002

NOTE C- CAPITAL STOCK

The Company is authorized to issue 100,000 shares of common stock , with no par value per share. During the period September 16, 2002 through September 30, 2002, the Company issued 100,000 shares of common stock in exchange for reimbursement of services aggregating $ 1,000 . The Company valued the stock issued based upon the fair value of the services received.

NOTE D- INCOME TAXES

The Company has adopted Financial Accounting Standard No. 109 which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes are insignificant.

At September 30, 2002, the Company has available for federal income tax purposes a net operating loss carryforward of approximately $ 11,600, expiring the year 2022, that may be used to offset future taxable income. The Company has provided a valuation reserve against the full amount of the net operating loss benefit, since in the opinion of management based upon the earnings history of the Company , it is more likely than not that the benefits will not be realized. Due to significant changes in the Company's ownership, the future use of its existing net operating losses may be limited.

Components of deferred tax assets as of September 30, 2002 are as follows:

                Non current:
                Net operating loss carryforward                        $  1,700
                Valuation allowance                                      (1,700)
                                                                       --------
                Net deferred tax asset                                 $      0
                                                                       ========


NOTE E-LOSSES PER SHARE

The following table presents the computation of basic and diluted losses per share:



Loss available for common shareholders                                $ (11,612)
Basic and fully diluted loss per share                                $    (.12)
                                                                      ---------
Weighted average common shares outstanding                              100,000
                                                                      =========

Net loss per share is based upon the weighted average of shares of common stock outstanding

                           APPLIED DNA SCIENCES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002


NOTE F- GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements during the period September 16, 2002 through September 30, 2002, the Company incurred a loss of $11,612. In addition, the Company has a deficiency in stockholder's equity of $ 10,612. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The Company's existence is dependent upon management's ability to develop profitable operations. Management is devoting substantially all of its efforts to developing DNA embedded biotechnology security solutions in the United States and there can be no assurance that the Company's efforts will be successful. However, the planned principal operations have not commenced and no assurance can be given that management's actions will result in profitable operations or the resolution of its liquidity problems. The accompanying statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

In order to improve the Company's liquidity, the Company's management is actively pursing additional equity financing through discussions with investment bankers and private investors. There can be no assurance the Company will be successful in its effort to secure additional equity financing.

NOTE G- SUBSEQUENT EVENTS

On October 21, 2002, the Company entered into a Plan and Agreement of Reorganization ("Merger") with ProHealth Medical Technologies, Inc. ("ProHealth") an inactive publicly registered shell corporation with no significant assets or operations. For accounting purposes, the Company shall be the surviving entity. The transaction is accounted for using the purchase method of accounting. The total purchase price and carrying value of net assets acquired of was $ 880. From November 1988 until the date of the merger, ProHealth was an inactive corporation with no significant assets and liabilities

Effective with the Merger , all previously outstanding common stock, preferred stock, options and warrants owned by the Company's shareholders were exchanged for an aggregate of 11,000,000 shares of ProHealth common stock. The value of the stock that was issued was the historical cost of the ProHealth's net tangible assets, which did not differ materially from their fair value. In accordance with Accounting Principles Opinion No. 16, the Company is the acquiring entity.

Effective with the Merger, ProHealth changed its name to Applied DNA Sciences, Inc.

In October 2002, the Company entered into an exclusive licensing agreement with Biowell Technology, Inc., a company formed under the laws of Taiwan, Republic of Taiwan. The initial term of the license expires in 2007 with renewal options under certain terms and conditions. The License grants the Company the exclusive use of certain patented DNA technology, along with the rights to future technology, in exchange for an initial payment of 1,500,000 shares of the Company's restricted common stock, subsequent to the Merger with ProHealth. The Company is obligated to make certain minimum annual royalty payments beginning in 2003.

(b)      Pro Forma Financial Information.

           Condensed Consolidated Pro Forma Unaudited Balance Sheet
            as of September 30, 2002                                        F-15

           Condensed  Consolidated  Pro  Forma  Unaudited  Statement
           of  Losses  for the  Period September 16, 2002 (Date of
           Inception) through September 30, 2002                            F-16
           Notes to Condensed  Consolidated Pro Forma Unaudited
           Financial Statements                                             F-17




               Unaudited Pro Forma Condensed Financial Information

On October 21, 2002, Applied DNA Sciences, Inc. ("ADNAS") completed an Agreement and Plan of Reorganization ("Agreement") with ProHealth Medical Technologies, Inc. ("ProHealth") an inactive publicly registered shell corporation with no significant assets or operations. For accounting purposes, ADNAS shall be the surviving entity. The transaction is accounted for using the purchase method of accounting. The total purchase price and carrying value of net assets acquired of ProHealth was $ 880. From November 1988 until the date of the merger, ProHealth was an inactive corporation with no significant assets and liabilities.

The Proforma Unaudited Financial Statements have been prepared by management of ADNAS in order to present consolidated financial position and results of operations of ProHealth and ADNAS as if the acquisition had occurred as of September 30, 2002 for the pro forma condensed balance sheet and to give effect to the acquisition of ProHealth , as if the transaction had taken place at September 16, 2002 (date of inception of ADNAS) for the pro forma condensed consolidated statement of losses for the period September 16, 2002 (date of inception) through September 30, 2002.

The pro forma information is based on historical financial statements giving effect to the proposed transactions using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The unaudited pro forma financial information is not necessarily indicative of the actual results of operations or the financial position which would have been attained had the acquisitions been consummated at either of the foregoing dates or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical consolidated financial statements of ADNAS (including notes thereto) included in this Form.

Effective with the Agreement, all previously outstanding common stock, preferred stock, options and warrants owned by ADNAS stockholders were exchanged for an aggregate of 11,000,000 shares of ProHealth common stock. The value of the stock that was issued was the historical cost of ADNAS's net tangible assets, which did not differ materially from their fair value. In accordance with Accounting Principles Opinion No. 16, ADNAS is the acquiring entity.


                           APPLIED DNA SCIENCES, INC.
            CONDENSED CONSOLIDATED PRO FORMA UNAUDITED BALANCE SHEET
                               SEPTEMBER 30, 2002
                                     ASSETS

                                                           Applied DNA     Pro Forma          Pro Forma
                                             ProHealth      Sciences      Adjustments        Consolidated
                                            -----------    -----------    -----------        ------------

Current assets:
      Cash and equivalents                  $       135    $      --                         $        135
                                            -----------    -----------                       ------------
 Total current assets                               135           --                                  135

                                            $       135    $      --                         $        135
                                            ===========    ===========                       ============

                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

 Current Liabilities:

      Advances from Stockholders             $      --      $    10,612                       $     10,612
                                             -----------    -----------                       ------------
  Total current liabilities                         --           10,612                             10,612

 Stockholders' equity:

                                                                                                                1,100           (1)
      Common stock                                 1,015          1,000          (1,000) (1)         2,115




      Additional paid-in-capital                 815,182                       (815,182) (2)          --

                                                                                   (100) (1)
                                                                                   (880) (2)
        Deficiency in retained earnings         (816,062)       (11,612)        816,062  (2)       (12,592)
                                            ------------    -----------                       ------------
Total stockholders' equity (deficit)                 135        (10,612)                           (10,477)
                                            ------------    -----------                       ------------
                                            $        135    $      --                         $        135
                                            ============    ===========                       ============



See  accompanying  notes  to  the  proforma  unaudited   consolidated  financial
statements


                           APPLIED DNA SCIENCES, INC.
         CONDENSED CONSOLIDATED PRO FORMA UNAUDITED STATEMENT OF LOSSES
          FOR THE PERIOD SEPTEMBER 16, 2002 (DATE OF INCEPTION) THROUGH
                               SEPTEMBER 30, 2002

                                                            Applied DNA     Pro Forma       Pro Forma
                                             ProHealth       Sciences       Adjustments    Consolidated
                                           ------------    ------------     -------------  ------------
Operating expenses:
     Selling, general and administrative   $      8,582    $     11,612           880 (1)  $     21,174
                                           ------------    ------------           100 (2)  ------------

Operating expense                                 8,582          11,612                          21,174

Net loss before taxes                            (8,582)        (11,612)                        (21,174)
Provision for income taxes                         --              --                              --
                                           ------------    ------------                    ------------
Net loss                                   $     (8,582)   $    (11,612)                   $    (21,174)
                                           ============    ============                    =============
Loss per common share                      $      (0.00)   $      (0.11)                   $      (0.00)
(basic and assuming dilution)              =============   ============                    ============

Weighted average shares outstanding
     Basic and diluted                        2,830,572         100,000                      13,830,572



 See accompanying notes to proforma unaudited consolidated financial statements

                           APPLIED DNA SCIENCES, INC.
           NOTES TO CONDENSED PRO FORMA UNAUDITED FINANCIAL STATEMENTS



Unaudited Pro Forma Condensed Financial Information

         .

The Proforma Unaudited Condensed Financial Statements have been prepared in order to present consolidated financial position and results of operations of ProHealth and ADNAS as if the acquisition had occurred as of September 30, 2002 for the pro forma condensed balance sheet and to give effect to the acquisition of ProHealth , as if the transaction had taken place at September 16, 2002 (date of inception) for the pro forma condensed consolidated statement of losses for the period September 16, 2002 (date of inception) through September 30, 2002

The following pro forma adjustments are incorporated into the pro forma condensed consolidated balance sheet as of September 30, 2002 and the pro forma condensed consolidated statement of losses for the period September 16, 2002 (date of inception) through September 30, 2002


(1) To record the issuance of 11,000,000 shares of ProHealth common stock in exchange for 100,000 shares of issued and outstanding shares of ADNAS; the cancellation of ADNAS shares and related cost of $100.

(2) To record the acquisition of ProHealth for stock. The significant components of this transaction are:

               Common stock retained by  ProHealth shareholders       $   1,015
               Assets acquired                                             (135)
                                                                      ---------
               Total consideration paid                               $     880
                                                                      =========

In accordance with SOP 98-5, the Company will expense as organization costs the $ 880.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 APPLIED DNA SCIENCES, INCORPORATED
                                 (FORMERLY PROHEALTH MEDICAL TECHNOLOGIES, INC.)

                                  /s/ Lawrence C. Lee
                                 -------------------------------------
                                 Lawrence C. Lee
                                 President and Chief Executive Officer